Exhibit 10.1

FOURTH AMENDMENT TO
NOTE AND CONSTRUCTION LOAN AGREEMENT

This FOURTH AMENDMENT TO NOTE AND CONSTRUCTION LOAN AGREEMENT (this "Amendment") is made to be effective as of _______________ _____, 2010 (the "Amendment Effective Date") by and between BEHRINGER HARVARD MOCKINGBIRD COMMONS, LLC, a Delaware limited liability company (successor in interest by merger to Behringer Harvard Mockingbird Commons, LP, a Texas limited partnership) ("Borrower"), and CREDIT UNION LIQUIDITY SERVICES, LLC, a Texas limited liability company f/k/a TEXANS COMMERCIAL CAPITAL, LLC ("Lender").

WHEREAS, Borrower and Lender entered into that certain Construction Loan Agreement dated as of September 30, 2005, pursuant to which Lender loaned to Borrower (the "Loan") up to the principal sum of $34,047,458.00 (as amended, the "Loan Agreement") as further evidenced by one certain promissory note dated as of September 30, 2005 in the original principal amount of $34,047,458.00, executed by Borrower and payable to the order of Lender (as amended, the "Note"); and

WHEREAS, as security for the obligations of Borrower under the Loan Agreement and the Note, Borrower executed and delivered to Lender, among other things, (i) that certain Amended and Restated Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rental, dated September 30, 2005, executed by Borrower to Joel B. Fox and/or John C. O’Shea, as trustee for the benefit of Lender, covering the property described therein and recorded October 4, 2005 as Instrument No. 200503532798, Official Records of Dallas County, Texas (as amended, the "Deed of Trust"); (ii) that certain Absolute Assignment of Leases and Rents from Borrower to Lender, dated September 30, 2005, covering the property described therein and recorded as Instrument No. 200503532799, Official Records of Dallas County, Texas (the "Assignment"); and (iii) that certain Second Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rental ("Second Deed of Trust") executed by Behringer Harvard Mountain Village, LLC, as grantor, and Borrower, as borrower, filed October 29, 2009 as Reception No. 409591 in the official public records of San Miguel County, Colorado, re-recorded on November 9, 2009 as Reception No. 409756 in the official public records of San Miguel County, Colorado; and

WHEREAS, Borrower and Lender executed that certain First Amendment to Note and Construction Loan Agreement dated as of September 24, 2008 (the "First Amendment"), that certain Second Amendment to Construction Loan Agreement dated as of March 20, 2009 (the "Second Amendment"), and that certain Third Amendment to Note and Construction Loan Agreement dated as of October 1, 2009 (the "Third Amendment"); and

WHEREAS, in connection with the Loan, Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company, and Behringer Harvard Short Term Opportunity Fund I, LP, a Texas limited partnership (each a "Guarantor" and collectively the "Guarantors") entered into those certain Guaranty Agreements dated as of September 30, 2005 (as amended, the "Guaranty Agreements"); and

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

WHEREAS, the Loan Agreement, Note, Deed of Trust, Assignment, Second Deed of Trust, Guaranty Agreements and any and all other documents evidencing and/or securing the indebtedness described in the Note, as same may have been previously amended, are referred to collectively as the "Loan Documents"; and

WHEREAS, Borrower and Lender have agreed to make certain changes to the Loan Documents, and desire to enter into this Amendment to document such changes;

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

1.           Defined Terms.  Each capitalized term used but not defined herein has the meaning assigned to such term in the Loan Agreement or the other Loan Documents.

2.           Amendment.  Section 9 of the Third Amendment is hereby amended to delete the reference to "September 30, 2010" and insert a reference to "January 15, 2011" in lieu thereof.

3.           Principal Payment.  As a condition precedent to the effectiveness of this Amendment, Borrower shall on the Amendment Effective Date, make a mandatory prepayment on the Loan of One Hundred Thousand and No/100 Dollars ($100,000).

4.           Further Amendments.  Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the modifications set forth herein.

5.           Confirmation of Loan Documents.  Borrower and Guarantors covenant, represent, and warrant to Lender as follows:

(a)           The principal balance of the Loan as of the Amendment Effective Date, but prior to giving effect to the prepayment contemplated by Section 3, is Twenty-four Million Nine Hundred Fifty Thousand One Hundred One and 06/100 Dollars ($24,950,101.06).

(b)           Neither Borrower nor any Guarantor has any defenses, counter-claims or offsets to the Note, Deed of Trust, or any other Loan Document, as modified herein;

(c)           Borrower and each Guarantor waive any and all defenses, counter-claims, or offsets to the enforcement of the Note, Deed of Trust, Guaranty Agreements, or any other Loan Document, as modified, renewed, and extended herein, whether known or unknown; and

(d)           The Note, Deed of Trust, Guaranty Agreements, and all other Loan Documents, as modified, renewed, and/or extended herein, are in full force and effect.

6.           Confirmation of Liens and Security Interests.  Borrower hereby renews and confirms the liens, security interests, and rights of any and all security for the Note (including, without limitation, the liens, security interests, and rights of the Deed of Trust), which are hereby acknowledged by Borrower to be valid and subsisting against the Property.

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

7.           Borrower’s Representations.  Borrower and Guarantors represent and warrant to Lender, and covenant and agree with Lender, as follows:

(a)           Borrower and each Guarantor have the power and requisite authority to execute, deliver, and perform their obligations hereunder and under the Loan Documents, and are duly authorized, and have taken all necessary action to authorize such persons or entities to execute, deliver and perform this Amendment, the other documents executed in connection herewith (if any) and the Loan Documents and will continue to be duly authorized to perform their obligations under such agreements.

8.           Release.  Effective as of the Amendment Effective Date, and in consideration for this Amendment and all documents executed herewith, Borrower and Guarantors agree as follows:

A.           For the time period existing on and prior to the Amendment Effective Date and relating exclusively to the Loan Documents and the loan memorialized therein, Borrower and Guarantors fully and finally release and discharge Lender (and its officers, directors, shareholders, representatives, employees, agents, and attorneys) of and from any and all defaults, potential defaults occurring on or prior to the Amendment Effective Date, claims, damages or causes of action to, of or for the benefit (whether directly or indirectly) of, Borrower or any Guarantor, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Borrower or any Guarantor on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely, the Loan Documents and accruing or relating to the period prior to the Amendment Effective Date (collectively, the "Released Claims");

B.            In addition to the release set forth above, and not in limitation thereof, Borrower and each Guarantor each agree that it or he will never prosecute, or voluntarily (unless required by law) aid in the prosecution of, any of the Released Claims, whether by claim, counterclaim or otherwise.

9.           Lender’s Representations.  Lender represents and warrants to Borrower as follows:

(a)           Lender has the power and requisite authority to execute, deliver and perform its obligations hereunder and is duly authorized, and has taken all necessary action to authorize the person executing this Amendment, to execute and deliver this Amendment.

10.         Expenses of Lender.  Borrower shall be responsible for all of Lender's costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, the other documents executed pursuant hereto and any additional costs and expenses incurred in connection herewith, which fees must be paid by Borrower to Lender as a condition precedent to the effectiveness of this Amendment.

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

11.         Joinder of Guarantors.  Each Guarantor hereby (i) consents to the execution of this Amendment and acknowledges and consents to the terms and provisions hereof, (ii) ratifies, confirms and agrees that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of, and the obligations created and evidenced by, the Note or the Guaranty executed by such Guarantor, and (iii) certifies that the representations and warranties contained herein are, in all material respects, true and correct representations and warranties as of the date hereof.  The provisions set forth in Section 23 of the Guaranty executed by Behringer Harvard Mockingbird Commons GP, LLC and in Section 24 of the Guaranty executed by Behringer Harvard Short Term Opportunity Fund I, LP are hereby specifically confirmed as being in full force and effect.

12.         Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Facsimile or electronic signatures shall be effective as originals.

13.         Modification.  This Amendment cannot be changed except by an instrument in writing signed by the party against whom the enforcement of any change is sought.  THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

EXECUTED as of the Amendment Effective Date.

BORROWER:

BEHRINGER HARVARD MOCKINGBIRD COMMONS, LLC, a Delaware limited liability company

By:	Behringer Harvard Mockingbird Commons GP, LLC,
a Texas limited liability company,
its manager

By:
Gary S. Bresky
Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this ___ day of _________________, 201__, by Gary S. Bresky, as Chief Financial Officer of Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company, in its capacity as the manager of Behringer Harvard Mockingbird Commons, LLC, a Delaware limited liability company, on behalf of said manager acting on behalf of said limited liability company.

Notary Public in and for the State of Texas

(SEAL)

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

EXECUTED as of the Amendment Effective Date.

LENDER:

CREDIT UNION LIQUIDITY SERVICES, LLC, a Texas limited liability company (formerly known as Texans Commercial Capital)

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF _________	§

On this _____ day of _______________ 201__, before me, the undersigned Notary Public in and for the State of ____________, personally appeared _________________________ to me personally known who being by me duly sworn did say that s/he is the _________________________ of Credit Union Liquidity Services, LLC, a Texas limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of the limited liability company by authority of the limited liability company; and said _________________________ acknowledged the execution of the instrument to be the voluntary act and deed of the limited liability company.

Witness my hand and official seal.

Notary Public

My commission expires:___________________

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

Guarantors expressly consent and agree to the modifications and terms contained in this Amendment:

GUARANTOR:

BEHRINGER HARVARD MOCKINGBIRD COMMONS GP, LLC
a Texas limited liability company

By:
Gary S. Bresky
Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this ___ day of __________________________, 201__, by Gary S. Bresky, as Chief Financial Officer of Behringer Harvard Mockingbird Commons GP, LLC, a Texas limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

(SEAL)

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement

Exhibit 10.1

Guarantors expressly consent and agree to the modifications and terms contained in this Amendment:

GUARANTOR:

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
a Texas limited partnership

By:	Behringer Harvard Advisors II LP,
a Texas limited partnership,
its general partner

	By:	Harvard Property Trust, LLC
a Delaware limited liability company,
its general partner

By:
Gary S. Bresky
Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this ___ day of ____________________________, 201__, by Gary S. Bresky, as Chief Financial Officer of Harvard Property Trust, LLC, a Delaware limited liability company, in its capacity as the general partner of Behringer Harvard Advisors II LP, a Texas limited partnership, in its capacity as the general partner of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership, for and on behalf of said entities.

Notary Public in and for the State of Texas

(SEAL)

CULS / Behringer Harvard Mockingbird Commons, LLC
Fourth Amendment to Note and Loan Agreement